     The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:

     The first quarter of 2007 was dominated by headlines related to companies exposed to sub-prime mortgage activity and concern over the health of the housing market overall. Against this backdrop, the market posted strong returns in January, but February saw a retreat that extended into early March. A late March rally left the S&P 500 up 0.64% for the quarter. The Fund’s quarterly return of –0.35% lagged the S&P 500 benchmark.

     The Fund was impacted by companies with modest exposure to sub-prime mortgages. Countrywide Financial, one of the largest national mortgage brokers, and Washington Mutual, a large thrift, are the most notable. Both these companies have powerful, national franchises and sell at meaningful discounts to our estimated value of their business. However, at both of these companies, sub-prime mortgages may have a noticeable impact on fundamentals in the very short-term. While we expect some disruption to earnings over the next few quarters, we do not expect it to impair the longer-term value of these franchises.

     It appears that investors also were concerned that investment banks would experience a significant decrease in earnings given their involvement in the capital market issuance and trading of sub-prime mortgage-backed securities. In fact, the brokers we own—Morgan Stanley and Merrill Lynch—have to date reported a continuation of very strong results and a strong outlook for the balance of the year. They have not indicated any significant losses. All reported indications are that their hedging strategies were effective. Given this outlook, we remain overweight in financial services companies given their attractive valuations, coupled with dividend yields above 2.5% and defensive characteristics for the portfolio in certain market environments.

     Our focus remains on watching for the expected seasonal pickup in housing sales as the spring and summer buying season unfolds. We anticipate that the likelihood of the Federal Reserve Bank cutting rates modestly at some point in the next year and/or the yield curve normalizing should provide sufficient impetus to allow financials to continue to grow cash flows.

     The portfolio exposures to Healthcare and Energy stocks added the most return during the first quarter. Teva Pharmaceutical Industries, a branded and generic pharmaceutical manufacturer, performed well during the quarter as the company produced stronger than expected branded pharmaceutical sales. International generic pharmaceutical sales and profitability were also better than expected, leading to positive cash flow surprises. Abbott, a pharmaceutical and medical products manufacturer, had another strong quarter. Abbott’s strength was two-fold. First, the company continues to receive approval for the use of their leading drug Humira in other therapeutic areas. Secondly, a large and pivotal trial for their second-generation drug-eluting stent, Xience, showed marked improvements in safety and efficacy. Both of these events suggest to us greater free cash generation with longer duration. The market has partially rewarded this improvement. We continue to see evidence of good cash flow growth and reasonable valuations supporting our overweight in healthcare.

     In energy, XTO Energy, an exploration and production company was a beneficiary of improving commodity prices, and continues to execute on their low-cost development strategy, earning good returns on capital. We believe this strategy will continue to create long-term value for shareholders. Marathon Oil, an integrated exploration and production company with refining and marketing operations, has also benefited from improved commodity prices. However, the greater impact for Marathon in the quarter came from the unusually large seasonal expansion of refining margins. In our opinion their oil and gas reserves continue to be underappreciated by the market, and we believe the company will deliver stronger than expected results over the next 3-5 years.

     Our largest new position in the portfolio during the first quarter was the addition of Qualcomm Inc., a digital wireless products and technology company. We believe Qualcomm benefits from strengthening global demand for broadband wireless devices (video, pictures and data) which should lead to increased benefits as the next generation technology rolls out. Our purchase opportunity resulted when ongoing negotiations and debate over Qualcomm’s pricing for its newer technology resulted in stock price weakness. Given the critical nature of this technology to deliver a customer experience, we believe that the company should sustain its competitive advantage and strong free cash flows.

     With the market trending lower for most of the quarter, leverage provided a modest headwind to overall performance. Over the course of the quarter, we used the sell-off to add to leverage and add or increase positions.

     We remain optimistic about large-cap equities for 2007 and the positioning of the portfolio. We believe that the ‘bumps in the road’ during the first quarter arising from the sub-prime challenges will prove transitory and have limited impact on the broader market.

Sector Diversification in Comparison to S&P 500 as of March 31, 2007*
	Fund	S&P 500
Basic Materials	0.0%	2.7%
Capital Goods	11.1%	8.7%
Commercial Services	3.7%	2.4%
Communications	6.0%	7.4%
Consumer Cyclical	9.8%	12.6%
Consumer Staples	6.8%	8.9%
Energy	8.7%	9.7%
Financials	24.8%	19.6%
Medical/Healthcare	16.4%	11.2%
REITs	0.0%	1.3%
Technology	9.9%	9.9%
Transportation	2.6%	1.7%
Utilities	0.0%	3.9%
Short-Term Investments	0.2%	0.0%
*Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of March 31, 2007
Return	3 Mos.	1-Year	3-Year	5-Year	10-Year
Blue Chip Value
Fund – NAV	(0.35%)	6.79%	9.93%	6.85%	7.69%
Blue Chip
Value Fund –
Market Price	1.51%	16.49%	7.95%	6.94%	9.10%
S&P 500 Index	0.64%	11.83%	10.05%	6.27%	8.21%

   Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

MANAGED DISTRIBUTION POLICY

     The Blue Chip Value Fund, Inc. (the “Fund”) has a Managed Distribution Policy. This policy is to make quarterly distributions of at least 2.5% of the Fund’s net asset value to stockholders. This is the quarterly payment that Fund investors elect to receive in cash or reinvest in additional shares through the Fund’s Dividend Reinvestment Plan. The Board of Directors believes this policy creates a predictable level of quarterly cash flow to Fund shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution. Please see the Fund’s performance information on Page 6 of this report. The Fund’s Managed Distribution Policy may be changed at the discretion of the Fund’s Board of Directors, however at this time, the Board has no intention of making any changes.

     The Fund’s performance is measured by its total return. The source of the Fund’s total return is from income and net realized and unrealized gains and losses. The Fund realizes a capital gain or loss when it sells a security from its portfolio. If the Fund distributes more than its income and net realized capital gains, a portion of your distribution is a return of capital. When this happens, the Fund is giving you back money that you invested in the Fund. This portion of the distribution is not normally subject to income taxes. It is important to note that the Fund’s investment adviser, Denver Investment Advisors LLC, seeks to minimize the amount of net realized capital gains, if consistent with the Fund’s investment objective, to reduce the amount of income taxes incurred by our stockholders. This strategy can lead to greater levels of return of capital being paid out under the Managed Distribution Policy.

     Thus, the 2.5% quarterly distribution percentage does not reflect the Fund’s investment performance and should not be confused with “yield,” “income” or “return” of the Fund.

     The graph on Page 9 represents the cumulative value of a $10,000 investment in the Fund since 1997 through March 31, 2007 assuming reinvestment of all cash distributions through the Fund’s Dividend Reinvestment Plan and full participation in “rights offerings.” Stockholders who do not reinvest cash distributions in the Fund have a different rate of return on their investment than is shown in the graph on Page 9. Also, these stockholders reduce their investment in the Fund by the amount of any return of capital. By contrast, stockholders who elect to reinvest their distributions receive additional Fund shares.

     At the Fund level, the payment of return of capital can lead to the Fund having lower total assets if the total return earned by the Fund is less than the cash distribution. Similarly, the Fund’s net asset value per share will decline if the total return of the Fund’s net asset value is less than the cash distribution payout level over the same period. This scenario has occurred as depicted in the graph on Page 10.

Please Note: Performance calculations are as of the end of December each year. Past performance is not indicative of future results. This chart assumes an investment of $10,000 on 1/1/97. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Please see Average Annual Total Return information on page 6.

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

1Reflects the actual market price of one share as it has traded on the NYSE.

2Reflects the actual NAV of one share.

3The graph above includes the annual distribution totals over the past ten years, which equals $8.79 per share. During the quarter ended March 31, 2007 no distributions were paid. The NAV Per Share is reduced by the amount of the distribution on the ex-dividend date. The sources of these distributions are as follows:

				Total
	Net		Return	Amount
	Investment	Capital	of	of
Year	Income	Gains	Capital	Distribution

1997	$0.1000	$1.4700	$0.0000	$1.57
1998	$0.0541	$1.0759	$0.0000	$1.13
1999	$0.0335	$1.6465	$0.0000	$1.68
2000	$0.0530	$0.8370	$0.0000	$0.89
2001	$0.0412	$0.3625	$0.3363	$0.74
2002	$0.0351	$0.0000	$0.5249	$0.56
2003	$0.0136	$0.0000	$0.4964	$0.51
2004	$0.0283	$0.5317	$0.0000	$0.56
2005	$0.0150	$0.1128	$0.4422	$0.57
2006	$0.0182	$0.1260	$0.4358	$0.58
Totals	$0.3920	$6.1624	$2.2356	$8.79
% of Total
Distribution	4.46%	70.11%	25.43%	100.00%

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund’s Dividend Reinvestment and Cash Purchase Plan offers stockholders the opportunity to reinvest dividends and capital gain distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan. There is no service charge for participation.

     Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date (“Net Asset Value”), unless at such time the Net Asset Value is higher than the market price of the Fund’s common stock, plus brokerage commission. In this case, the Fund will attempt, generally over the next 10 business days (the “Trading Period”), to acquire shares of the Fund’s common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value.

     Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share.

     A stockholder owning a minimum of 50 shares may join the Plan by sending an Enrollment Form to the Plan Agent at Mellon Investor Services, LLC, 480 Washington Blvd., Jersey City, NJ 07310.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash. Participants must own at least 50 shares at all times.

     A stockholder may elect to withdraw from the Plan at any time on 15-days’ prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin in the future.

     The Fund may amend the Plan at any time upon 30-days prior notice to participants.

     Additional information about the Plan may be obtained from Blue Chip Value Fund, Inc. by writing to 1225 17th Street, 26th Floor, Denver, CO 80202, by telephone at (800) 624-4190 or by visiting us at www.blu.com.

     If your shares are registered with a broker, you may still be able to participate in the Fund’s Dividend Reinvestment Plan. Please contact your broker about how to participate and to inquire if there are any fees which may be charged by the broker to your account.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND RECORDS

     A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the Fund’s Form N-CSR which is available on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

     Information regarding how the Fund’s investment adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov  and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the Fund’s website at www.blu.com.

SEND US YOUR E-MAIL ADDRESS

     If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

NEWS RELEASE

Date: Monday, April 2, 2007

BLUE CHIP VALUE FUND DECLARES FIRST QUARTER DISTRIBUTION

     DENVER, CO. (April 2, 2007) The Directors of Blue Chip Value Fund, Inc.have declared a distribution of $0.14 per share. This distribution is payable April 27, 2007, to stockholders of record on April 13, 2007, and will have an ex-dividend date of April 11, 2007. The Fund’s Managed Distribution Policy includes a quarterly distribution equal to 2.5% of its Net Asset Value, rounded to the nearest penny. You should not draw any conclusion about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

     Of the total distribution, approximately $0.0040 represents net investment income for the first quarter and the remaining undesignated portion is paid from capital surplus. If the Fund’s total distributions for the year exceed its net investment income and net realized capital gains for the year, all or a portion of the undesignated distributions may constitute a non-taxable return of capital. A return of capital distribution would not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” As of March 31, 2007, the undesignated portion of the distribution would include approximately 42.65% from net realized capital gains and 57.35% from paid in capital.

     The amounts and sources of distributions reported in this press release are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the year and may be subject to changes based on tax regulations.

     As of March 30, 2007, the Fund’s N.A.V.was $5.71 and the stock closed at $6.05, a premium of 5.9545%.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS March 31, 2007 (Unaudited)
			Market
	Shares	Cost	Value
COMMON STOCKS – 106.81%
CAPITAL GOODS – 11.93%
Aerospace & Defense – 4.66%
General Dynamics Corp.	54,300	$2,889,696	$4,148,520
Raytheon Co.	63,500	2,386,783	3,331,210
		5,276,479	7,479,730
Electrical Equipment – 2.01%
General Electric Co.	91,400	3,275,765	3,231,904

Farm Equipment – 1.49%
CNH Global N.V.	64,200	2,491,878	2,394,018

Industrial Products – 3.77%
ITT Corp.	35,300	1,805,258	2,129,296
Parker Hannifin Corp.	45,500	3,216,607	3,927,105
		5,021,865	6,056,401

TOTAL CAPITAL GOODS		16,065,987	19,162,053

COMMERCIAL SERVICES – 3.91%
IT Services – 1.08%
Computer
Sciences Corp.**	33,350	1,572,456	1,738,535

Transaction Processing – 2.83%
First Data Corp.	92,900	2,043,511	2,499,010
The Western Union Co.	92,900	1,712,279	2,039,155
		3,755,790	4,538,165

TOTAL COMMERCIAL SERVICES		5,328,246	6,276,700

COMMUNICATIONS – 6.47%
Networking – 2.54%
Cisco Systems Inc.**	159,700	4,000,220	4,077,141

Telecomm Equipment & Solutions – 3.93%
Nokia Corp.** (ADR)	119,700	1,920,063	2,743,524
QUALCOMM Inc.	83,900	3,552,125	3,579,174
		5,472,188	6,322,698

TOTAL COMMUNICATIONS		9,472,408	10,399,839

CONSUMER CYCLICAL – 10.44%
Clothing & Accessories – 2.66%
TJX Companies Inc.	158,600	3,759,240	4,275,856

Department Stores – 1.44%
J.C. Penney Co. Inc.	28,200	1,637,670	2,316,912

Hotels & Gaming – 2.25%
Starwood Hotels &
Resorts Worldwide Inc.	55,700	2,165,453	3,612,145

Publishing & Media – 2.15%
Walt Disney Co.	100,500	2,549,316	3,460,215

			Market
	Shares	Cost	Value
Restaurants – 1.94%
Darden Restaurants Inc.	75,540	$1,982,868	$3,111,493
TOTAL CONSUMER CYCLICAL		12,094,547	16,776,621

CONSUMER STAPLES – 7.22%
Consumer Products – 2.98%
Colgate-Palmolive Co.	71,800	4,090,497	4,795,522

Food & Agricultural Products – 4.24%
Bunge Ltd.	60,500	2,758,347	4,974,310
Campbell Soup Co.	47,100	1,444,781	1,834,545
		4,203,128	6,808,855

TOTAL CONSUMER STAPLES		8,293,625	11,604,377

ENERGY – 9.32%
Exploration & Production – 4.74%
Occidental Petroleum Corp.	79,700	2,388,264	3,930,007
XTO Energy Inc.	67,200	2,133,990	3,683,232
		4,522,254	7,613,239
Integrated Oils – 2.32%
Marathon Oil Corp.	37,700	1,657,053	3,725,891

Oil Services – 2.26%
Transocean Inc.**	44,400	1,699,961	3,627,480

TOTAL ENERGY		7,879,268	14,966,610

INTEREST RATE SENSITIVE – 26.58%
Integrated Financial Services – 3.01%
Citigroup Inc.	94,100	4,215,956	4,831,094

Money Center Banks – 1.76%
Bank of America Corp.	55,500	2,608,684	2,831,610

Property Casualty Insurance – 8.05%
ACE Ltd.	70,700	3,914,274	4,034,142
American International
Group Inc.	67,800	4,364,008	4,557,516
MBIA Inc.	40,100	2,364,032	2,626,149
MGIC Investment Corp.	29,200	1,704,892	1,720,464
		12,347,206	12,938,271
Regional Banks – 3.98%
The Bank of
New York Co. Inc.	42,800	1,512,282	1,735,540
SunTrust Banks Inc.	19,800	1,523,951	1,644,192
Wachovia Corp.	54,600	2,810,094	3,005,730
		5,846,327	6,385,462
Securities & Asset Management – 5.41%
Merrill Lynch &
Company Inc.	46,200	2,929,980	3,773,154
Morgan Stanley & Co.	40,400	2,202,335	3,181,904
State Street Corp.	26,700	1,737,516	1,728,825
		6,869,831	8,683,883

			Market
	Shares	Cost	Value
Specialty Finance – 2.74%
Countrywide
Financial Corp.	56,900	$1,979,283	$1,914,116
Freddie Mac	41,700	2,663,933	2,480,733
		4,643,216	4,394,849
Thrifts – 1.63%
Washington Mutual Inc.	65,000	2,585,243	2,624,700

TOTAL INTEREST
RATE SENSITIVE		39,116,463	42,689,869

MEDICAL - HEALTHCARE – 17.58%
Medical Technology – 5.96%
Medtronic Inc.	96,500	4,752,346	4,734,290
Zimmer Holdings Inc.**	56,700	3,892,049	4,842,747
		8,644,395	9,577,037
Pharmaceuticals – 11.62%
Abbott Laboratories	126,200	5,377,135	7,041,960
Amgen Inc.**	67,200	3,960,607	3,755,136
Barr Pharmaceuticals Inc.**	33,500	1,556,294	1,552,725
Teva Pharmaceutical
Industries Ltd. (ADR)	168,800	4,578,345	6,318,184
		15,472,381	18,668,005

TOTAL MEDICAL - HEALTHCARE		24,116,776	28,245,042

TECHNOLOGY – 10.56%
Computer Software – 3.62%
Microsoft Corp.	122,900	3,268,719	3,425,223
VeriSign Inc.**	94,800	2,161,432	2,381,376
		5,430,151	5,806,599
PC’s & Servers – 2.92%
International Business
Machines Corp.	49,800	4,015,749	4,694,148

Semiconductors – 4.02%
Altera Corp.**	147,000	2,832,663	2,938,530
Intel Corp.	184,200	3,621,541	3,523,746
		6,454,204	6,462,276

TOTAL TECHNOLOGY		15,900,104	16,963,023

TRANSPORTATION – 2.80%
Railroads – 2.80%
Norfolk Southern Corp.	88,800	3,191,056	4,493,280

TOTAL TRANSPORTATION		3,191,056	4,493,280
TOTAL COMMON STOCKS		141,458,480	171,577,414

			Market
	Shares	Cost	Value
SHORT TERM INVESTMENTS – 0.18%
Goldman Sachs Financial
Square Prime Obligations
Fund - FST Shares*	296,660	$296,660	$296,660

TOTAL SHORT TERM INVESTMENTS		296,660	296,660

TOTAL
INVESTMENTS	106.99%	$141,755,140	$171,874,074
Liabilities in Excess
of Other Assets	(6.99%)		(11,233,779)
NET ASSETS	100.00%		$1 60,640,295

** Non Income Producing Security.
ADR – American Depositary Receipt.
See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

COUNTRY BREAKDOWN
As of March 31, 2007 (Unaudited)

	Market
Country	Value	%
United States	$156,087,546	97.17%
Israel	6,318,184	3.93%
Bermuda	4,034,142	2.51%
Finland	2,743,524	1.71%
Netherlands	2,394,018	1.49%
Cash and Cash equivalents	296,660	0.18%
Liabilities in Excess
of other Assets	(11,233,779)	(6.99%)
Net Assets	$160,640,295	100.00%

Please note the country classification is based on the company head-quarters. All of the Fund’s investments are traded on U.S. exchanges.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2007 (Unaudited)

ASSETS
Investments at market value	$171,874,074
(identified cost $141,755,140)
Dividends receivable	112,028
Interest receivable	904
Other assets	28,877
TOTAL ASSETS	172,015,883

LIABILITIES
Loan payable to bank (Note 4)	11,150,000
Interest due on loan payable to bank	52,590
Advisory fee payable	80,151
Administration fee payable	9,747
Accrued Compliance Officer fees	2,208
Accrued expenses and other liabilities	80,892
TOTAL LIABILITIES	11,375,588
NET ASSETS	$160,640,295

COMPOSITION OF NET ASSETS
Capital stock, at par	$281,311
Paid-in-capital	129,266,664
Undistributed net investment income	113,063
Accumulated net realized gain	860,323
Net unrealized appreciation on investments	30,118,934
NET ASSETS	$160,640,295

SHARES OF COMMON STOCK
OUTSTANDING (100,000,000 shares
authorized at $0.01 par value)	28,131,134

Net asset value per share	$5.71

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Period Ended March 31, 2007 (Unaudited)

INCOME
Dividends (net of foreign
withholding taxes of $2,529)	$603,102
Interest	5,742
TOTAL INCOME		$608,844

EXPENSES
Investment advisory fee
(Note 3)	234,243
Administrative services fee
(Note 3)	25,215
Interest on outstanding loan
payable to bank	135,537
Legal fees	18,446
Stockholder reporting	25,115
Directors’ fees	17,385
Transfer agent fees	14,258
NYSE listing fees	6,530
Audit and tax preparation fees	6,667
Chief Compliance Officer fees	5,125
Insurance and fidelity bond	3,656
Custodian fees	2,340
Other	1,264
TOTAL EXPENSES		495,781
NET INVESTMENT INCOME		113,063
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments		1,631,713
Change in net unrealized appreciation/
depreciation of investments		(2,392,579)
NET LOSS ON INVESTMENTS		(760,866)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$(647,803)

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
	For the	For the
	Period Ended	Year Ended
	March 31,	December 31,
	2007*	2006

Increase/(decrease) in net assets
from operations:
Net investment income	$113,063	$511,118
Net realized gain from
securities transactions	1,631,713	4,058,061
Change in net unrealized
appreciation/depreciation
of investments	(2,392,579)	14,782,873
	(647,803)	19,352,052

Decrease in net assets
from distributions to
stockholders from:
Net investment income	—	(511,118)
Net realized gain on
investments	—	(3,514,240)
Return of capital	—	(12,139,609)
	—	(16,164,967)

Increase in net assets from
common stock transactions:
Net asset value of common
stock issued to stockholders
from reinvestment of
dividends (109,030 and
398,849 shares issued,
respectively)	624,742	2,267,911
	624,742	2,267,911
NET INCREASE/(DECREASE)
IN NET ASSETS	(23,061)	5,454,996

NET ASSETS
Beginning of year	160,663,356	155,208,360
End of year (including
undistributed net
investment income of
$113,063 and $0,
respectively)	$160,640,295	$160,663,356

*Unaudited.

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS
For the Period Ended March 31, 2007 (Unaudited)

Cash Flows from Operating Activities
Net increase in net assets from operations	$(647,803)
Adjustments to reconcile net increase in net
assets from operations to net cash provided
by operating activities:
Purchase of investment securities	(15,997,633)
Proceeds from disposition of
investment securities	16,482,990
Net proceeds from disposition of
short-term investment securities	10,500
Proceeds from class-action
litigation settlements	850
Net realized gain from securities investments	(1,631,713)
Net change in unrealized appreciation
on investments	2,392,579
Decrease in dividends and interest receivable	105,289
Increase in other assets	(18,062)
Decrease in advisory fee payable	(3,979)
Decrease in administrative fee payable	(365)
Decrease in accrued Compliance Officer fees	(3,042)
Increase in other accrued expenses and payables	18,963
Net cash provided by operating activities	708,574

Cash Flows from Financing Activities
Proceeds from bank borrowing	7,870,000
Repayment of bank borrowing	(5,000,000)
Cash distributions paid	(3,578,574)
Net cash used in financing activities	(708,574)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of
reinvestment of dividends and distributions of $624,742.

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

	For the
	Period Ended
Per Share Data	March 31,
(for a share outstanding throughout each period)	2007(1)
Net asset value – beginning of period	$5.73

Investment operations(2)
Net investment income	—	(3)
Net gain (loss) on investments	(0.02)
Total from investment operations	(0.02)

Distributions
From net investment income	—
From net realized gains on investments	—
Return of capital	—
Total distributions	—	(3)

Capital Share Transactions
Dilutive effects of rights offerings	—
Offering costs charged to paid in capital	—
Total capital share transactions	—
Net asset value, end of period	$5.71
Per share market value, end of period	$6.05

Total investment return(4) based on:
Market Value	1.5%	(5)
Net Asset Value	(0.4%)	(5)

Ratios/Supplemental data:
Ratio of total expenses to average net assets(6)	1.24%	*
Ratio of net investment income to average net assets	0.28%	*
Ratio of total distributions to average net assets	0.00%	*(3)
Portfolio turnover rate(7)	9.35%
Net assets – end of period (in thousands)	$160,640

See accompanying notes to financial statements.

* Annualized.
(1) Unaudited.
(2) Per share amounts calculated based on average shares outstanding during the period.

(3) Due to the timing of quarterly ex-distribution dates, no quarterly distribution was recorded during the period ended March 31, 2007. Please see Note 6 concerning details for the April 2007 distribution.

(4) Total investment return is calculated assuming a purchase of common stock on the opening periods where there is an increase in the discount or a decrease in the premium of the market value to distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in

For the year ended December 31,
2006		2005	2004	2003	2002
	$5.62	$5.76	$5.58	$4.85	$6.94

	0.02	0.01	0.03	0.01	0.04
	0.67	0.42	0.71	1.23	(1.40)
	0.69	0.43	0.74	1.24	(1.36)

	(0.02)	(0.02)	(0.03)	(0.01)	(0.04)
	(0.13)	(0.11)	(0.53)	—	—
	(0.43)	(0.44)	—	(0.50)	(0.52)
	(0.58)	(0.57)	(0.56)	(0.51)	(0.56)

	—	—	—	—	(0.16)
	—	—	—	—	(0.01)
	—	—	—	—	(0.17)
	$5.73	$5.62	$5.76	$5.58	$4.85
	$5.96	$6.31	$6.68	$6.14	$4.59

	4.6%	3.7%	19.2%	46.9%	(32.2%)
	12.9%	7.1%	13.1%	26.4%	(20.6%)

	1.36%	1.33%	1.12%	1.13%	0.93%
	0.32%	0.21%	0.57%	0.27%	0.64%
	10.25%	10.13%	10.16%	10.07%	10.15%
	36.54%	40.96%	115.39%	52.58%	65.86%
	$160,663	$155,208	$156,903	$150,057	$128,713

	periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(5)	Total returns for periods less than one year are not annualized.
(6)	For the period ended March 31, 2007 and years ended December 31, 2006, 2005 and 2004, the ratio of total expenses to average net assets excluding interest expense was 0.90%, 0.92%, 0.97% and 0.99% respectively. For all prior years presented, the interest expense if any, was less than 0.01%.
(7)	A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 2007 were $ 15,997,633 and $16,482,990, respectively.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

March 31, 2007 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

The tax character of the distributions paid was as follows:

	Period Ended	Year Ended
	March 31,	December 31,
	2007	2006

Distributions paid from:
Ordinary income	$—	$960,443
Long-term capital gain	—	3,064,915
Return of capital	—	12,139,609
Undesignated	—	—
Total	$0	$16,164,967

     The tax character of the distributions paid as “undesignated” will be determined at the fiscal year ending December 31, 2007.

     As of March 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$113,063
Accumulated net realized gain	1,631,706
Net unrealized appreciation/(depreciation)	29,347,551
Total	$31,092,320

     The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     The Fund currently maintains a “managed distribution policy” which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code.

     Denver Investment Advisors LLC (“DenverIA”) generally seeks to minimize realized capital gain distributions without generating capital loss carryforwards. As such, if the Fund’s total distributions required by the fixed quarterly payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund’s “current earnings and profits.” Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the “managed distribution policy.” The Fund’s distribution policy may be changed at the discretion of the Fund’s Board of Directors. At this time, the Board of Directors has no plans to change the current policy.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of March 31, 2007:

Gross appreciation (excess of value over tax cost)	$30,458,168
Gross depreciation (excess of tax cost over value)	(1,110,617)
Net unrealized appreciation/(depreciation)	$29,347,551
Cost of investments for income tax purposes	$142,526,523

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (“DenverIA”), whereby a management fee is paid to DenverIA based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DenverIA.

     ALPS Fund Services, Inc. (“ALPS”) and DenverIA serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DenverIA, respectively, of 0.0855% and 0.01% of the Fund’s average daily net assets up to $75,000,000, 0.04%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses. The administrative service fee is paid monthly.

     The Directors have appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of DenverIA. The Directors agreed that the Fund would reimburse DenverIA a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

4. LOAN OUTSTANDING

     The Fund has a line of credit with The Bank of New York (“BONY”) in which the Fund may borrow up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The interest rate resets daily at overnight Federal Funds Rate plus 0.825%. The borrowings under the BONY loan are secured by a perfected security interest on all of the Fund’s assets.

Details of the loan outstanding are as follows:

		Average for
	As of	Period Ended
	March 31,	March 31,
	2007	2007

Loan outstanding	$11,150,000	$9,048,556
Interest rate	6.13%*	6.08%
% of Fund’s total assets	6.48%	5.26%
Amount of debt per share
outstanding	$0.40	$0.32
Number of shares outstanding
(in thousands)	28,131	28,129**

**Annualized
**Weighted average

5. NEW ACCOUNTING PRONOUNCEMENTS

     In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. Management of the Fund currently believes that FASB Interpretation No. 48 will have no impact on the Fund’s financial statements.

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value for securities in the Fund’s portfolio, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact adoption of SFAS No. 157 will have on the Fund’s financial statement disclosures.

6. SUBSEQUENT EVENT

     The Fund declared a distribution of $0.14 per share on April 2, 2007. The distribution is payable on April 27, 2007. Of the total distribution, approximately $0.0040 represents net investment income for the first quarter and the remaining undesignated portion is paid from capital surplus. If the Fund’s total distributions for the year exceed its net investment income and net realized capital gains for the year, all or a portion of the undesignated distributions may constitute a non-taxable return of capital. A return of capital distribution would not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” As of March 31, 2007, the undesignated portion of the distribution would include approximately 42.65% from net realized capital gains and 57.35% from paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the year and may be subject to changes based on tax regulations.